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                                                                   Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of Smith International, Inc. of our report dated January 29, 1999 included in Smith International's Form 10-K for the year ended December 31, 1998 and all references to our Firm included in this registration statement.


                                            /s/ ARTHUR ANDERSEN LLP


Houston, Texas
April 19, 1999